SUPPLEMENT TO

CALVERT INCOME FUNDS PROSPECTUS
Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Calvert Ultra-Short Floating Income Fund

Class A, B, and C Prospectus dated January 31, 2007

Date of Supplement: March 14, 2007

Under "Next Step -- Account Application," delete the first full paragraph on page 51 of the above prospectus and replace it with the following:

A Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts and (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based fee. In addition, a Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Add the following paragraph after the first paragraph under "Other Calvert Features/Policies -- Minimum Account Balance" on page 60 of the above prospectus:

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.